March 15, 2013

BNY MELLON FUNDS TRUST

BNY Mellon International Fund

Supplement to Prospectus
dated December 31, 2012

The following information supplements the information contained in the section of the Fund's prospectus entitled "Fund Summary - BNY Mellon International Fund - Portfolio Management":

Clifford A. Smith is a primary portfolio manager of the fund, a position he has held since March 2013.  Mr. Smith is a senior managing director and international value portfolio manager of The Boston Company Asset Management, LLC, an affiliate of The Dreyfus Corporation.  He is also an employee of The Dreyfus Corporation.

The following information supplements the information contained in the sections of the Fund's prospectus entitled "Fund Details - Management - Portfolio Managers - BNY Mellon International Fund" and "-Biographical Information":

Clifford A. Smith has been a primary portfolio manager with respect to the portion of the fund's assets managed in accordance with a value investment style since March 2013.  Mr. Smith has been employed by Dreyfus since March 2002.  He is a senior managing director and international value portfolio manager of TBCAM, where he has been employed since 1998.